UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   February 8, 2005
                                                 -------------------------------


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
          (as depositor under the Pooling and Servicing Agreement to be entered into relating to the MASTR Adjustable
 Rate Mortgages Trust 2005-2 Mortgage Pass-Through Certificates, Series 2005-2)
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             (Exact name of registrant as specified in its charter)



Delaware                              333-106987                 06-1204982
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(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)


1285 Avenue of the Americas, New York, New York                      10019
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code   (212) 713-2000
                                                    ----------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

            On August 5, 2003, a registration statement on Form S-3 (the "Registration Statement") for Mortgage Asset Securitization Transactions, Inc. (the "Company") was declared effective. Attached as exhibits are certain Structural and Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on February 17, 1995, to the Public Securities Association (the "PSA")), furnished to the Company by UBS Securities LLC (the "Underwriter") in respect of the Company's proposed offering of certain classes of the MASTR Adjustable Rate Mortgages Trust 2005-2, Mortgage Pass-Through Certificates, Series 2005-2 (such classes, the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Structural and Collateral Term Sheets by reference in the Registration Statement.

            Any statement or information contained in the attached Structural and Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01.    Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                      Description
-----------------                                -------------------------------
      99.1 Collateral Term Sheets prepared by UBS Securities LLC in connection with certain classes of the MASTR
                                                  Adjustable Rate Mortgages
                                                  Trust 2005-2 Mortgage
                                                  Pass-Through Certificates,
                                                  Series 2005-2

      99.2 Collateral Term Sheets prepared by UBS Securities LLC in connection with certain classes of the MASTR
                                                  Adjustable Rate Mortgages
                                                  Trust 2005-2 Mortgage
                                                  Pass-Through Certificates,
                                                  Series 2005-2

      99.3 Collateral Term Sheets prepared by UBS Securities LLC in connection with certain classes of the MASTR
                                                  Adjustable Rate Mortgages
                                                  Trust 2005-2 Mortgage
                                                  Pass-Through Certificates,
                                                  Series 2005-2

      99.4 Collateral Term Sheets prepared by UBS Securities LLC in connection with certain classes of the MASTR
                                                  Adjustable Rate Mortgages
                                                  Trust 2005-2 Mortgage
                                                  Pass-Through Certificates,
                                                  Series 2005-2

      99.5 Collateral Term Sheets prepared by UBS Securities LLC in connection with certain classes of the MASTR
                                                  Adjustable Rate Mortgages
                                                  Trust 2005-2 Mortgage
                                                  Pass-Through Certificates,
                                                  Series 2005-2

      99.6 Collateral Term Sheets prepared by UBS Securities LLC in connection with certain classes of the MASTR
                                                  Adjustable Rate Mortgages
                                                  Trust 2005-2 Mortgage
                                                  Pass-Through Certificates,
                                                  Series 2005-2

      99.7 Collateral Term Sheets prepared by UBS Securities LLC in connection with certain classes of the MASTR
                                                  Adjustable Rate Mortgages
                                                  Trust 2005-2 Mortgage
                                                  Pass-Through Certificates,
                                                  Series 2005-2

      99.8 Collateral Term Sheets prepared by UBS Securities LLC in connection with certain classes of the MASTR
                                                  Adjustable Rate Mortgages
                                                  Trust 2005-2 Mortgage
                                                  Pass-Through Certificates,
                                                  Series 2005-2

      99.9 Structural Term Sheets prepared by UBS Securities LLC in connection with certain classes of the MASTR
                                                  Adjustable Rate Mortgages
                                                  Trust 2005-2 Mortgage
                                                  Pass-Through Certificates,
                                                  Series 2005-2

      99.10                                       Structural and Collateral Term
                                                  Sheets prepared by UBS
                                                  Securities LLC in connection
                                                  with certain classes of the
                                                  MASTR Adjustable Rate
                                                  Mortgages Trust 2005-2
                                                  Mortgage Pass-Through
                                                  Certificates, Series 2005-2

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.


      2/10/2005

                                   By:    /s/ Saro Cutri
                                       -----------------------------------------
                                       Name:  Saro Curti
                                       Title: Director


                                   By:   /s/ Peter Ma
                                       -----------------------------------------
                                       Name:  Peter Ma
                                       Title: Director

                                INDEX TO EXHIBITS

Item  601(a)  of
Regulation  S-K
Exhibit No.                     Description
----------------                -----------

99.1 Collateral Term Sheets prepared by UBS Securities LLC in connection with certain classes of the MASTR Adjustable Rate Mortgages Trust 2005-2 Mortgage Pass-Through Certificates, Series 2005-2

99.2 Collateral Term Sheets prepared by UBS Securities LLC in connection with certain classes of the MASTR Adjustable Rate Mortgages Trust 2005-2 Mortgage Pass-Through Certificates, Series 2005-2

99.3 Collateral Term Sheets prepared by UBS Securities LLC in connection with certain classes of the MASTR Adjustable Rate Mortgages Trust 2005-2 Mortgage Pass-Through Certificates, Series 2005-2

99.4 Collateral Term Sheets prepared by UBS Securities LLC in connection with certain classes of the MASTR Adjustable Rate Mortgages Trust 2005-2 Mortgage Pass-Through Certificates, Series 2005-2

99.5 Collateral Term Sheets prepared by UBS Securities LLC in connection with certain classes of the MASTR Adjustable Rate Mortgages Trust 2005-2 Mortgage Pass-Through Certificates, Series 2005-2

99.6 Collateral Term Sheets prepared by UBS Securities LLC in connection with certain classes of the MASTR Adjustable Rate Mortgages Trust 2005-2 Mortgage Pass-Through Certificates, Series 2005-2

99.7 Collateral Term Sheets prepared by UBS Securities LLC in connection with certain classes of the MASTR Adjustable Rate Mortgages Trust 2005-2 Mortgage Pass-Through Certificates, Series 2005-2

99.8 Collateral Term Sheets prepared by UBS Securities LLC in connection with certain classes of the MASTR Adjustable Rate Mortgages Trust 2005-2 Mortgage Pass-Through Certificates, Series 2005-2

99.9 Structural Term Sheets prepared by UBS Securities LLC in connection with certain classes of the MASTR Adjustable Rate Mortgages Trust 2005-2 Mortgage Pass-Through Certificates, Series 2005-2

99.10 Structural and Collateral Term Sheets prepared by UBS Securities LLC in connection with certain classes of the MASTR Adjustable Rate Mortgages Trust 2005-2